UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: February 19, 2008

POWERSHARES DB MULTI-SECTOR COMMODITY TRUST

(Registrant)

POWERSHARES DB ENERGY FUND; POWERSHARES DB OIL FUND; POWERSHARES DB

PRECIOUS METALS FUND; POWERSHARES DB GOLD FUND; POWERSHARES DB SILVER FUND; POWERSHARES DB BASE METALS FUND; POWERSHARES DB AGRICULTURE FUND

DB MULTI-SECTOR COMMODITY MASTER TRUST

DB ENERGY MASTER FUND; DB OIL MASTER FUND; DB PRECIOUS METALS MASTER FUND; DB

GOLD MASTER FUND; DB SILVER MASTER FUND; DB BASE METALS MASTER FUND; DB

AGRICULTURE MASTER FUND

(Co-Registrants)

(Exact Name of each Registrant as Specified in its Charter)

PowerShares DB Multi-Sector Commodity Trust– Delaware DB Multi-Sector Commodity Master Trust – Delaware (State or Other Jurisdiction of Incorporation or Organization)	87-0778053 87-0778057 (IRS Employer ID Number(s))

c/o DB Commodity Services LLC 60 Wall Street New York, New York (Address of Principal Executive Offices)	10005 (Zip Code)

001-33229; 001-33240; 001-33242; 001-33244; 001-33231; 001-33234; 001-33236; 001-33238;

001-33232; 001-33239; 001-33241; 001-33243; 001-33230; 001-33233; 001-33235; and 001-33237

(Commission File Number(s))

(212) 250-5883 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On February 19, 2008, DB Commodity Services LLC, the managing owner of each of PowerShares DB Multi-Sector Commodity Trust (the “Trust”), PowerShares DB Energy Fund, PowerShares DB Oil Fund, PowerShares DB Precious Metals Fund, PowerShares DB Gold Fund, PowerShares DB Silver Fund, PowerShares DB Base Metals Fund, PowerShares DB Agriculture Fund (collectively, the “Funds”), DB Multi-Sector Commodity Master Trust (the “Master Trust”), DB Energy Master Fund, DB Oil Master Fund, DB Precious Metals Master Fund, DB Gold Master Fund, DB Silver Master Fund, DB Base Metals Master Fund and DB Agriculture Master Fund (collectively, the “Master Funds”) filed a Prospectus Supplement dated February 19, 2008 (the “Prospectus Supplement”) to the Prospectus dated January 15, 2008 relating to the Trust, the Funds, the Master Trust and the Master Funds (the “Prospectus”).

The Prospectus Supplement provides as follows:

The section entitled “MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS” set forth on pages 134 through 145 of the Prospectus is hereby deleted and replaced, in its entirety, with the following:

“MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion describes the material U.S. federal (and certain state and local) income tax considerations associated with the purchase, ownership and disposition of Shares as of the date hereof by U.S. Shareholders (as defined below) and non-U.S. Shareholders (as defined below). Except where noted, this discussion deals only with Shares held as capital assets by Shareholders who acquired Shares by purchase and does not address special situations, such as those of:

•	dealers in securities or currencies;

•	financial institutions;

•	regulated investment companies, other than the status of the Funds and the Master Funds as qualified PTPs within the meaning of the Code;

•	real estate investment trusts;

•	tax-exempt organizations;

•	insurance companies;

•	persons holding Shares as a part of a hedging, integrated or conversion transaction or a straddle;

•	traders in securities that elect to use a mark-to-market method of accounting for their securities holdings; or

•	persons liable for alternative minimum tax.

Furthermore, the discussion below is based upon the provisions of the Internal Revenue Code of 1986, as amended, or the Code, the Treasury regulations promulgated thereunder, or the Regulations, and administrative and judicial interpretations thereof, all as of the date hereof, and such authorities may be repealed, revoked, modified or subject to differing interpretations, possibly on a retroactive basis, so as to result in U.S. federal income tax consequences different from those described below.

A “U.S. Shareholder” of Shares means a beneficial owner of Shares that is for U.S. federal income tax purposes:

•	an individual citizen or resident of the United States;

•	a corporation (or other entity taxable as a corporation) created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•	an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

•

a trust if it (1) is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all substantial decisions of such trust or (2) has a valid election in effect under applicable Regulations to be treated as a U.S. person.

A “non-U.S. Shareholder” of Shares means a beneficial owner of Shares that is not a U.S. Shareholder.

If a partnership or other entity or arrangement treated as a partnership for U.S. federal income tax purposes holds Shares, the tax treatment of a partner will generally depend upon the status of the partner and the activities of the partnership. If you are a partner of a partnership holding Shares, we urge you to consult your own tax adviser.

No statutory, administrative or judicial authority directly addresses the treatment of Shares or instruments similar to Shares for U.S. federal income tax purposes. As a result, we cannot assure you that the United States Internal Revenue Service, or IRS, or the courts will agree with the tax consequences described herein. A different treatment from that described below could adversely affect the amount, timing and character of income, gain or loss in respect of an investment in the Shares. If you are considering the purchase of Shares, we urge you to consult your own tax adviser concerning the particular U.S. federal income tax consequences to you of the purchase, ownership and disposition of Shares, as well as any consequences to you arising under the laws of any other taxing jurisdiction.

Status of the Funds and the Master Funds

Under current law and assuming full compliance with the terms of the Trust Declaration (and other relevant documents), in the opinion of Sidley Austin LLP, (1) each of the Funds will not be treated as an association taxable as a corporation for U.S. federal income tax purposes, and (2) each Master Fund will be classified as a partnership for U.S. federal income tax purposes. Accordingly, each of the Funds and Master Funds will not be taxable entities for U.S. federal income tax purposes and will not incur U.S. federal income tax liability.

Each of the Master Funds will file partnership tax returns, including for the taxable year ending December 31, 2007. Prospective Shareholders should be aware that there is no authority directly addressing the proper classification of a separate unincorporated entity, such as each of the Funds, whose sole asset is an interest in a limited liability entity classified as a partnership for U.S. federal income tax purposes, where that interest represents substantially all of the equity interests in such partnership. In 2007, the IRS announced that it will take the position that certain trusts of this type should be treated as partnerships rather than grantor trusts. As a result of this development, the Managing Owner has determined that each Fund should also file a partnership tax return rather than a trust return, including for the taxable year ending December 31, 2007. Each Fund will provide the annual tax information to its Shareholders on IRS Form 1065, Schedule K-1 (“Schedule K-1”) rather than in a grantor trust letter. See “Tax Reporting by each Fund to its Shareholders” below. Accordingly, investors in Shares of a Fund will be taxed as partners in a partnership, which means that investors generally will be required to take into account their allocable shares of the Fund’s and underlying Master Fund’s items of income, gain, loss, deduction expense and credit in computing the investors’ U.S. federal income tax liability.

If the Managing Owner determines, based on a challenge to a Fund’s tax status or otherwise, that the existence of the Fund results or is reasonably likely to result in a material tax detriment to Shareholders, then the Managing Owner may, among other things, agree to dissolve the Fund and transfer its underlying or corresponding Master Fund Units to Shareholders of such Fund in exchange for their Shares.

Special Rules for Publicly Traded Partnerships

A partnership is not a taxable entity and incurs no U.S. federal income tax liability. Section 7704 of the Code provides that publicly traded partnerships will, as a general rule, be taxed as corporations. However, an exception exists with respect to publicly traded partnerships of which 90% or more of the gross income during each taxable year consists of “qualifying income” within the meaning of Section 7704(d) of the Code (“qualifying income exception”). Qualifying income includes dividends, interest, capital gains from the sale or other disposition of stocks and debt instruments and, in the case of a partnership (such as each Master Fund) a principal activity of which is the buying and selling of commodities or futures contracts with respect to commodities, income and gains derived from commodities or futures contracts with respect to commodities. Each Fund and Master Fund anticipates that at least 90% of its gross income for each taxable year will constitute qualifying income within the meaning of Section 7704(d) of the Code.

There can be no assurance that the IRS will not assert that a Fund or Master Fund should be treated as a publicly traded partnership taxable as a corporation. No ruling has been or will be sought from the IRS, and the IRS has made no determination as to the status of any Fund or Master Fund for U.S. federal income tax purposes or whether the Fund’s or Master Fund’s operations generate “qualifying income” under Section 7704(d) of the Code. Whether a Fund or Master Fund will continue to meet the qualifying income exception is a matter that will be determined by the Fund’s or Master Fund’s operations and the facts existing at the time of future determinations. However, each Fund’s and Master Fund’s Managing Owner will use its best efforts to cause the operation of the Fund and its corresponding Master Fund in such manner as is necessary for the Fund and its corresponding Master Fund to continue to meet the qualifying income exception.

If a Fund or Master Fund were taxable as a corporation in any taxable year, either as a result of a failure to meet the qualifying income exception described above or otherwise, its items of income, gain, loss and deduction would be reflected only on its tax return rather than being passed through to the Shareholders, and its net income would be taxed to it at the income tax rates applicable to domestic corporations. In addition, if the Fund were taxable as a corporation, any distribution made by the Fund to a Shareholder would be treated as taxable dividend income, to the extent of the Fund’s current or accumulated earnings and profits, or, in the absence of current and accumulated earnings and profits, as a nontaxable return of capital to the extent of the Shareholder’s tax basis in its Shares, or as taxable capital gain, after the Shareholder’s tax basis in its Shares is reduced to zero. Furthermore, if the Master Fund were taxable as a corporation, any distribution made by the Master Fund to the corresponding Fund would be treated as taxable dividend income, to the extent of the Master Fund’s current or accumulated earnings and profits, or, in the absence of current and accumulated earnings and profits, as a nontaxable return of capital to the extent of the Fund’s tax basis in its Master Fund Units, or as taxable capital gain, after the Fund’s tax basis in its Master Fund Units is reduced to zero. Taxation of a Fund or Master Fund as a corporation could result in a material reduction in a Shareholder’s cash flow and after-tax return and thus could result in a substantial reduction of the value of the Shares of such Fund.

The discussion below is based on Sidley Austin LLP’s opinion that each Fund will not be treated as an association taxable as a corporation for U.S. federal income tax purposes and that each Master Fund will be classified as a partnership that is not subject to corporate income tax for U.S. federal income tax purposes.

U.S. Shareholders

Treatment of Fund Income

A partnership does not incur U.S. federal income tax liability. Instead, each partner of a partnership is required to take into account its share of items of income, gain, loss, deduction and other items of the partnership. Accordingly, each Shareholder in a Fund will be required to include in income its allocable share of the Fund’s income, gain, loss, deduction and other items (which includes the Fund’s share of the corresponding Master Fund’s income, gain, loss, deduction and other items) for the Fund’s taxable year ending with or within its taxable year. In computing a partner’s U.S. federal income tax liability, such items must be included, regardless of whether cash distributions are made by the Fund. Thus, Shareholders in the Fund which corresponds to a particular Master Fund may be required to take into account taxable income without a corresponding current receipt of cash if the Master Fund generates taxable income but does not make cash distributions in an amount equal to such taxable income, or if the Shareholder is not able to deduct, in whole or in part, such Shareholder’s allocable share of the Fund’s or the Master Fund’s expenses or capital losses. Each Fund’s and Master Fund’s taxable year will end on December 31 unless otherwise required by law. Each Fund and Master Fund will use the accrual method of accounting.

Shareholders will take into account their share of ordinary income realized by such Fund’s underlying or corresponding Master Fund from accruals of interest on Treasury Bills (“T-Bills”) held in the Master Fund’s portfolio. Each Master Fund may hold T-Bills or other debt instruments with “acquisition discount” or “original issue discount”, in which case Shareholders in the Fund which corresponds to a particular Master Fund would be required to include accrued amounts in taxable income on a current basis even though receipt of those amounts may occur in a subsequent year. Each Master Fund may also acquire debt instruments with “market discount.” Upon disposition of such obligations, gain would generally be required to be treated as interest income to the extent of the market discount and Shareholders in the Fund which corresponds to a particular Master Fund would be required to include as ordinary income their share of such market discount that accrued during the period the obligations were held by the Master Fund.

The Code generally applies a “mark-to-market” system of taxing unrealized gains and losses on, and otherwise provides for special rules of taxation with respect to Section 1256 Contracts. A Section 1256 Contract includes certain regulated futures contracts. With the exception of futures on Aluminum, Zinc and Copper – Grade A, traded by DB Base Metals Master Fund, it is expected that the futures on the Indexes held by the Master Funds will constitute Section 1256 Contracts (see “Special Notice for Investors in PowerShares DB Base Metals Fund” below). Section 1256 Contracts held by the Master Funds at the end of a taxable year of the Master Funds will be treated for U.S. federal income tax purposes as if they were sold by the Master Funds at their fair market value on the last business day of the taxable year. The net gain or loss, if any, resulting from these deemed sales (known as “marking-to-market”), together with any gain or loss resulting from any actual sales of Section 1256 Contracts (or other termination of a Master Fund’s obligations under such contracts), must be taken into account by the Master Fund in computing its taxable income for the year. If a Section 1256 Contract held by a Master Fund at the end of a taxable year is sold in the following year, the amount of any gain or loss realized on the sale will be adjusted to reflect the gain or loss previously taken into account under the mark-to-market rules.

Capital gains and losses from Section 1256 Contracts generally are characterized as short-term capital gains or losses to the extent of 40% of the gains or losses and as long-term capital gains or losses to the extent of 60% of the gains or losses. Gains and losses from certain non-U.S. currency transactions, however, will be treated as ordinary income and losses unless certain conditions are met. Thus, Shareholders of a Fund will generally take into account their pro rata share of the long-term capital gains and losses and short-term capital gains and losses from Section 1256 Contracts held by the underlying or corresponding Master Fund and taken into account by the Fund in computing its taxable income. If a noncorporate taxpayer incurs a net capital loss for a year, the portion of the loss, if any, which consists of a net loss on Section 1256 Contracts may, at the election of the taxpayer, be carried back three years. A loss carried back to a year by a noncorporate taxpayer may be deducted only to the extent (1) the loss does not exceed the net gain on Section 1256 Contracts for the year and (2) the allowance of the carryback does not increase or produce a net operating loss for the year.

Special Notice for Investors in

PowerShares DB Base Metals Fund

Prospective investors in PowerShares DB Base Metals Fund should be aware that this Fund and its Master Fund do not invest in Section 1256 Contracts when tracking the DBLCI-OY Industrial Metals ER™. As a result, all gains or losses will be characterized as short-term or long-term capital gains or losses rather than being characterized as a mixture of short-term and long-term capital gains or losses as applicable to the other Funds that invest in Section 1256 Contracts. The applicable holding period for qualification for long-term capital gain or loss treatment for futures held by the PowerShares DB Base Metals and its Master Fund which are not Section 1256 Contracts is more than six months (rather than the more than one year holding period applicable to other capital assets). In addition, since such futures are not subject to the year end “mark-to-market” rules of Section 1256 described above, long-term or short-term capital gains and losses will only be recognized by the Fund and its Master Fund when such futures positions are assigned or closed (by offset or otherwise).

Allocation of the Funds’ and the Master Funds’ Profits and Losses

For U.S. federal income tax purposes, a Shareholder’s distributive share of a Fund’s income, gain, loss, deduction and other items and the Fund’s distributive share of the corresponding Master Fund’s income, gain, loss, deduction and other items will be determined by the Trust’s Declaration of Trust and the Master Trust’s Trust Declaration, respectively, unless an allocation under either agreement does not have “substantial economic effect,” in which case the allocations will be determined in accordance with the “partners’ interests in the partnership.”

Subject to the discussion below under “—Monthly Allocation and Revaluation Conventions” and “—Section 754 Election,” the allocations pursuant to the Declaration of Trust and the Master Trust’s Trust Declaration should be considered to have substantial economic effect or deemed to be made in accordance with the partners’ interests in the partnership.

If the allocations provided by the Trust’s Declaration of Trust or the Master Trust’s Trust Declaration were successfully challenged by the IRS, the amount of income or loss allocated to Shareholders for U.S. federal income tax purposes under the agreement could be increased or reduced or the character of the income or loss could be modified.

As described in more detail below, the U.S tax rules that apply to partnerships are complex and their application is not always clear. Additionally, the rules generally were not written for, and in some respects are difficult to apply to, publicly traded partnerships. Each Fund and Master Fund will apply certain assumptions and conventions intended to comply with the intent of the rules and to report income, gain, deduction, loss and credit to Shareholders in a manner that reflects the economic gains and losses, but these assumptions and conventions may not comply with all aspects of the applicable Treasury regulations. It is possible therefore that the IRS will successfully assert that assumptions made and/or conventions used do not satisfy the technical requirements of the Code or the Treasury regulations and will require that tax items be adjusted or reallocated in a manner that could adversely impact you.

Monthly Allocation and Revaluation Conventions

In general, each Fund’s taxable income and losses (including the Fund’s share of the corresponding Master Fund’s taxable income and losses) will be determined monthly and will be apportioned among the holders of Shares of its corresponding Fund in proportion to the number of Shares owned by each of them as of the close of the last trading day of the preceding month. By investing in Shares, a U.S. Shareholder agrees that, in the absence of an administrative determination or judicial ruling to the contrary, it will report income and loss under the monthly allocation and revaluation conventions described below.

Under the monthly allocation convention, whomever is treated for U.S. federal income tax purposes as holding Shares as of the close of the last trading day of the preceding month will be treated as continuing to hold the Shares until immediately before close of the last trading day of the following month. As a result, a holder who has disposed of shares prior to the close of the last trading day of a month may be allocated income, gain, loss and deduction realized after the date of transfer.

The Code generally requires that items of partnership income and deductions be allocated between transferors and transferees of partnership interests on a daily basis. It is possible that transfers of Shares could be considered to occur for U.S. federal income tax purposes when the transfer is completed without regard to a Fund’s monthly convention for allocating income and deductions. If this were to occur, the Fund’s allocation method might be deemed to violate that requirement.

In addition, for any month in which a creation or redemption of Shares takes place, a Fund generally will credit or debit, respectively, the “book” capital accounts of the holders of existing Shares with any unrealized gain or loss in the Fund’s assets. This will result in the allocation of items of the Fund’s income, gain, loss, deduction and credit (including the Fund’s share of the corresponding Master Fund’s income, gain, loss, deduction and credit) to existing holders of Shares to account for the difference between the tax basis and fair market value of property owned by the Fund or the Master Fund at the time new Shares are issued or old Shares are redeemed (“reverse section 704(c) allocations”). The intended effect of these allocations is to allocate any built-in gain or loss in the Fund’s or the Master Fund’s assets at the time of a creation or redemption of Shares to the investors that economically have earned such gain or loss.

As with the other allocations described above, each Fund generally will use a monthly convention for purposes of the reverse section 704(c) allocations. More specifically, each Fund generally will credit or debit, respectively, the “book” capital accounts of the holders of existing Shares with any unrealized gain or loss in the Fund’s assets based on a calculation utilizing the average price of the corresponding Fund’s Shares during the month in which the creation or redemption transaction takes place, rather than the fair market value of its assets at the time of such creation or redemption (the “revaluation convention”). As a result, it is possible that, for U.S. federal income tax purposes, (i) a purchaser of newly issued Shares will be allocated some or all of the unrealized gain in the Fund’s assets at the time it acquires the Shares or (ii) an existing holder of Shares will not be allocated its entire share in the unrealized loss in the Fund’s assets at the time of such acquisition. Furthermore, the applicable Treasury regulations generally require that the “book” capital accounts will be adjusted based on the fair market value of partnership property on the date of adjustment and do not explicitly allow the adoption of a monthly revaluation convention.

The Code and applicable Treasury regulations generally require that items of partnership income and deductions be allocated between transferors and transferees of partnership interests on a daily basis, and that adjustments to “book” capital accounts be made based on the fair market value of partnership property on the date of adjustment. The Code and regulations do not contemplate monthly allocation or revaluation conventions. If the IRS does not accept a Fund’s or Master Fund’s monthly allocation or revaluation convention, the IRS may contend that taxable income or losses of the Fund or the Master Fund must be reallocated among the holders of Shares of the Funds or holders of Master Fund Units, as applicable. If such a contention were sustained, the holders’ respective tax liabilities would be adjusted to the possible detriment of certain holders. The Managing Owner is authorized to revise the Fund’s and the Master Fund’s allocation and revaluation methods in order to comply with applicable law or to allocate items of partnership income and deductions in a manner that reflects more accurately the Shareholders’ interests in the Fund and the corresponding Master Fund.

Section 754 Election

Each Fund and Master Fund intends to make the election permitted by Section 754 of the Code. Such an election, once made, is irrevocable without the consent of the IRS. The making of such elections by a Fund and its Master Fund will generally have the effect of requiring a purchaser of Shares in its corresponding Fund to adjust its proportionate share of the basis in the Master Fund’s assets, or the inside basis, pursuant to Section 743(b) of the Code to fair market value (as reflected in the purchase price for the purchaser’s Shares), as if it had acquired a direct interest in the Master Fund’s assets. The Section 743(b) adjustment is attributed solely to a purchaser of Shares and is not added to the bases of the Master Fund’s assets associated with all of the other Shareholders. Depending on the relationship between a holder’s purchase price for Shares and its unadjusted share of the Master Fund’s inside basis at the time of the purchase, the Section 754 election may be either advantageous or disadvantageous to the holder as compared to the amount of gain or loss a holder would be allocated absent the Section 754 election.

The calculations under Section 754 of the Code are complex, and there is little legal authority concerning the mechanics of the calculations, particularly in the context of publicly traded partnerships. To help reduce the complexity of those calculations and the resulting administrative costs, each Fund and its Master Fund will apply certain conventions in determining and allocating the Section 743 basis adjustments. It is possible that the IRS will successfully assert that some or all of such conventions utilized by the Fund and its Master Fund do not satisfy the technical requirements of the Code or the Regulations and, thus, will require different basis adjustments to be made.

In order to make the basis adjustments permitted by Section 754, each Fund and its Master Fund will be required to obtain information regarding each holder’s secondary market transactions in Shares as well as creations and redemptions of Shares. Each Fund and Master Fund will seek such information from the record holders of Shares, and, by purchasing Shares, each beneficial owner of Shares will be deemed to have consented to the provision of such information by the record owner of such beneficial owner’s Shares. Notwithstanding the foregoing, however, there can be no guarantee that any Fund or Master Fund will be able to obtain such information from record owners or other sources, or that the basis adjustments that any Fund or Master Fund makes based on the information it is able to obtain will be effective in eliminating disparity between a holder’s outside basis in its Shares and its interest in the inside basis in the Master Fund’s assets.

Constructive Termination

A Fund and Master Fund will experience a constructive termination for tax purposes if there is a sale or exchange of 50 percent or more of the total Shares in such Fund within a 12-month period. A constructive termination results in the closing of a Fund’s and Master Fund’s taxable year for all holders of Shares in the corresponding Fund. In the case of a holder of Shares reporting on a taxable year other than the taxable year used by a Master Fund (which is expected to be a fiscal year ending December 31), the early closing of the Master Fund’s taxable year may result in more than 12 months of its taxable income or loss being includable in such holder’s taxable income for the year of termination. The Fund and Master Fund would be required to make new tax elections after a termination, including a new election under Section 754. A termination could also result in penalties if a Fund or Master Fund were unable to determine that the termination had occurred.

Treatment of Distributions

Distributions of cash by a partnership are generally not taxable to the distributee to the extent the amount of cash does not exceed the distributee’s tax basis in its partnership interest. Thus, any cash distributions made by a Fund will be taxable to a Shareholder only to the extent such distributions exceed the Shareholder’s tax basis in the partnership interests it is treated as owning (see “— Tax Basis in Fund Shares” below). Any cash distributions in excess of a Shareholder’s tax basis generally will be considered to be gain from the sale or exchange of the Shares (see “— Disposition of Shares” below).

Creation and Redemption of Share Baskets

Shareholders, other than Authorized Participants (or holders for which an Authorized Participant is acting), generally will not recognize gain or loss as a result of an Authorized Participant’s creation or redemption of a Basket of Shares. If a Master Fund disposes of assets in connection with the redemption of a Basket of Shares, however, the disposition may give rise to gain or loss that will be allocated in part to you. An Authorized Participant’s creation or redemption of a Basket of Shares also may affect your share of a Master Fund’s tax basis in its assets, which could affect the amount of gain or loss allocated to you on the a sale or disposition of portfolio assets by the Master Fund.

Disposition of Shares

If a U.S. Shareholder transfers Shares of a Fund and such transfer is a sale or other taxable disposition, the U.S. Shareholder will generally be required to recognize gain or loss measured by the difference between the amount realized on the sale and the U.S. Shareholder’s adjusted tax basis in the Shares sold. The amount realized will include an amount equal to the U.S. Shareholder’s share of the Master Fund’s liabilities, as well as any proceeds from the sale. The gain or loss recognized will generally be taxable as capital gain or loss. Capital gain of noncorporate U.S. Shareholders is eligible to be taxed at reduced rates where the Shares sold are considered held for more than one year. Capital gain of corporate U.S. Shareholders is taxed at the same rate as ordinary income. Any capital loss recognized by a U.S. Shareholder on a sale of Shares will generally be deductible only against capital gains, except that a noncorporate U.S. Shareholder may also offset up to $3,000 per year of ordinary income with capital losses.

Tax Basis in Fund Shares

A U.S. Shareholder’s initial tax basis in the Shares will equal the sum of (a) the amount of cash paid by such U.S. Shareholder for its Shares and (b) such U.S. Shareholder’s share of the Master Fund’s liabilities. A U.S. Shareholder’s tax basis in the Shares will be increased by (a) the U.S. Shareholder’s share of the Master Fund’s taxable income, including capital gain, (b) the U.S. Shareholder’s share of the Master Fund’s income, if any, that is exempt from tax and (c) any increase in the U.S. Shareholder’s share of the Master Fund’s liabilities. A U.S. Shareholder’s tax basis in Shares will be decreased (but not below zero) by (a) the amount of any cash distributed (or deemed distributed) to the U.S. Shareholder, (b) the U.S. Shareholder’s share of the Master Fund’s losses and deductions, (c) the U.S. Shareholder’s share of the Master Fund’s expenditures that are neither deductible nor properly chargeable to its capital account and (d) any decrease in the U.S. Shareholder’s share of the Master Fund’s liabilities.

Limitations on Interest Deductions

The deductibility of a noncorporate U.S. Shareholder’s “investment interest expense” is generally limited to the amount of that Shareholder’s “net investment income.” Investment interest expense would generally include interest expense incurred by a Master Fund, if any, and investment interest expense incurred by the U.S. Shareholder on any margin account borrowing or other loan incurred to purchase or carry Shares. Net investment income includes gross income from property held for investment and amounts treated as portfolio income, such as dividends and interest, under the passive loss rules, less deductible expenses, other than interest, directly connected with the production of investment income. For this purpose, any long-term capital gain or qualifying dividend income that is taxable at long-term capital gains rates is excluded from net investment income unless the U.S. Shareholder elects to pay tax on such capital gain or dividend income at ordinary income rates.

Organization, Syndication and Other Expenses

In general, expenses incurred that are considered “miscellaneous itemized deductions” may be deducted by a U.S. Shareholder that is an individual, estate or trust only to the extent that they exceed 2% of the adjusted gross income of such U.S. Shareholder. The Code imposes additional limitations (which limitations are scheduled to be phased out between 2006 and 2010) on the amount of certain itemized deductions allowable to individuals, by reducing the otherwise allowable portion of such deductions by an amount equal to the lesser of:

•	3% of the individual’s adjusted gross income in excess of certain threshold amounts; or

•	80% of the amount of certain itemized deductions otherwise allowable for the taxable year.

In addition, these expenses are also not deductible in determining the alternative minimum tax liability of a U.S. Shareholder. Each Fund will report such expenses on a pro rata basis to the Shareholders, and each U.S. Shareholder will determine separately to what extent they are deductible on such U.S. Shareholder’s tax return. A U.S. Shareholder’s inability to deduct all or a portion of such expenses could result in an amount of taxable income to such U.S. Shareholder with respect to the Fund that exceeds the amount of cash actually distributed to such U.S. Shareholder for the year. It is anticipated that management fees each Master Fund will pay will constitute miscellaneous itemized deductions.

Under Section 709(b) of the Code, amounts paid or incurred to organize a partnership may, at the election of the partnership, be treated as deferred expenses, which are allowed as a deduction ratably over a period of 180 months. Each of the Funds and Master Funds intends to make such an election. A noncorporate U.S. Shareholder’s allocable share of such organizational expenses would constitute miscellaneous itemized deductions. Expenditures in connection with the issuance and marketing of Shares (so called “syndication fees”) are not eligible for the 180-month amortization provision and are not deductible.

Passive Activity Income and Loss

Individuals are subject to certain “passive activity loss” rules under Section 469 of the Code. Under these rules, losses from a passive activity generally may not be used to offset income derived from any source other than passive activities. Losses that cannot be currently used under this rule may generally be carried forward. Upon an individual’s disposition of an interest in the passive activity, the individual’s unused passive losses may generally be used to offset other (i.e., non passive) income. Under current Treasury regulations, income or loss from a Master Fund’s investments generally will not constitute income or losses from a passive activity. Therefore, income or loss realized by Shareholders of a Fund will not be available to offset a U.S. Shareholder’s passive losses or passive income from other sources.

Transferor/Transferee Allocations

In general, a Fund’s and the Master Fund’s taxable income and losses will be determined monthly and will be apportioned among the Fund’s Shareholders in proportion to the number of Shares owned by each of them as of the close of the last trading day of the preceding month. With respect to any Shares that were not treated as outstanding as of the close of the last trading day of the preceding month, the first person that is treated as holding such Shares (other than an underwriter or other person holding in a similar capacity) for U.S. federal income tax purposes will be treated as holding such Shares for this purpose as of the close of the last trading day of the preceding month. As a result, a Shareholder transferring its Shares may be allocated income, gain, loss and deduction realized after the date of transfer.

Section 706 of the Code generally requires that items of partnership income and deductions be allocated between transferors and transferees of partnership interests on a daily basis. It is possible that transfers of Shares could be considered to occur for U.S. federal income tax purposes when the transfer is completed without regard to the Fund’s convention for allocating income and deductions. In that event, the Fund’s allocation method might be considered a monthly convention that does not literally comply with that requirement.

If the IRS treats transfers of Shares as occurring throughout each month and a monthly convention is not allowed by the Treasury regulations (or only applies to transfers of less than all of a Shareholder’s Shares) or if the IRS otherwise does not accept a Fund’s convention, the IRS may contend that taxable income or losses of the Fund must be reallocated among the Shareholders. If such a contention were sustained, the Shareholders’ respective tax liabilities would be adjusted to the possible detriment of certain Shareholders. Each Fund and Master Fund’s Managing Owner is authorized to revise the Fund’s and Master Fund’s methods of allocation between transferors and transferees (as well as among Shareholders whose interests otherwise vary during a taxable period).

Reporting by each Fund to its Shareholders

As described above under “Status of the Funds and Master Funds”, as a result of announcements made by the IRS in 2007 on the classification of trusts similar to the Funds, the Managing Owner has decided that each Fund should file a partnership tax return rather than a trust tax return. Generally, the amount and allocation of your share of the Fund’s and related Master Fund’s items of income, gain, loss, deduction, expense and credit for U.S. federal income tax purposes, and the time when you receive your tax reporting information, should be the same as if the applicable Fund were to file a trust tax return. However, the manner in which such information is provided to investors will be affected.

Because each Fund will file a partnership tax return, tax information will be provided to investors on a Schedule K-1 for each calendar year as soon as practicable after the end of such taxable year but in no event later than March 15. Each Schedule K-1 Form provided to a holder of Shares will set forth the holder’s share of the Master Fund’s tax items (i.e., interest income from Treasury Bills, short-term and long-term capital gain or loss with respect to the futures contracts, and investment expenses for such year) in a manner sufficient for a U.S. Shareolder to complete its tax return with respect to its investment in the Shares.

Each holder, by its acquisition of Shares of a Fund, will be deemed to agree to allow brokers and nominees to provide to the Fund and its underlying Master Fund its name and address and such other information and forms as may be reasonably requested by the Fund and such Master Fund for purposes of complying with their tax reporting and withholding obligations (and to waive any confidentiality rights with respect to such information and forms for such purpose) and to provide such information or forms upon request.

We note that, given the lack of authority addressing structures similar to that of the Funds and the Master Funds, it is not certain that the IRS will agree with the manner in which tax reporting by the Funds and the Master Funds will be undertaken. Therefore, Shareholders should be aware that future IRS interpretations or revisions to Treasury regulations could alter the manner in which tax reporting by the Fund and any nominee will be undertaken.

Treatment of Securities Lending Transactions Involving Shares

If your Shares are borrowed by your broker and sold to a third party, for example as part of a loan to a “short seller” to cover a short sale of Shares, you may be considered as having disposed of those Shares. If so, you would no longer be a beneficial owner of a pro rata portion of the Shares during the period of the loan and may recognize gain or loss from the disposition. In addition, during the period of the loan, (1) any of the relevant Master Fund’s income, gain, loss, deduction or other items with respect to those Shares would not be reported by you, and (2) any cash distributions received by you with respect to such Shares could be fully taxable, likely as ordinary income. Accordingly, Shareholders who desire to avoid the risk of income recognition from a loan of their Shares are urged to modify any applicable brokerage account agreements to prohibit their brokers from borrowing their Shares.

Audits and Adjustments to Tax Liability

Any challenge by the IRS to the tax treatment by a partnership of any item must be conducted at the partnership, rather than at the partner, level. A partnership ordinarily designates a “tax matters partner” (as defined under Section 6231 of the Code) as the person to receive notices and to act on its behalf in the conduct of such a challenge or audit by the IRS.

Pursuant to the governing documents, the Managing Owner will be appointed the “tax matters partner” of each Fund and Master Fund for all purposes of the Code. The tax matters partner, which is required by the Master Trust’s Trust Declaration to notify all U.S. Shareholders of any U.S. federal income tax audit of any Master Fund, will have the authority under the Trust Declaration to conduct any IRS audits of each Master Fund’s tax returns or other tax related administrative or judicial proceedings and to settle or further contest any issues in such proceedings. The decision in any proceeding initiated by the tax matters partner will be binding on all U.S. Shareholders. As the tax matters partner, the Managing Owner will have the right on behalf of all Shareholders to extend the statute of limitations relating to the Shareholders’ United States federal income tax liabilities with respect to Master Fund items.

A U.S. federal income tax audit of a Fund’s or Master Fund’s partnership tax return may result in an audit of the returns of the U.S. Shareholders, which, in turn, could result in adjustments of items of a Shareholder that are unrelated to the Master Fund as well as to the Master Fund’s related items. In particular, there can be no assurance that the IRS, upon an audit of a partnership tax return of a Fund or a Master Fund or of an income tax return of a U.S. Shareholder, might not take a position that differs from the treatment thereof by the Fund or Master Fund. A U.S. Shareholder would be liable for interest on any deficiencies that resulted from any adjustments. Prospective U.S. Shareholders should also recognize that they might be forced to incur substantial legal and accounting costs in resisting any challenge by the IRS to items in their individual returns, even if the challenge by the IRS should prove unsuccessful.

Foreign Tax Credits

Subject to generally applicable limitations, U.S. Shareholders will be able to claim foreign tax credits with respect to certain foreign income taxes paid or incurred by a Master Fund, withheld on payments made to us or paid by us on behalf of Fund Shareholders. If a Shareholder elects to claim foreign tax credit, it must include in its gross income, for U.S. federal income tax purposes, both its share of the Master Fund’s items of income and gain and also its share of the amount which is deemed to be the Shareholder’s portion of foreign income taxes paid with respect to, or withheld from, interest or other income derived by the Master Fund. U.S. Shareholders may then subtract from their U.S. federal income tax the amount of such taxes withheld, or else treat such foreign taxes as deductions from gross income; however, as in the case of investors receiving income directly from foreign sources, the above described tax credit or deduction is subject to certain limitations. Even if the Shareholder is unable to claim a credit, he or she must include all amounts described above in income. U.S. Shareholders are urged to consult their tax advisers regarding this election and its consequences to them.

Reportable Transactions

Treasury regulations require U.S. taxpayers to report certain types of transactions to the IRS, or Reportable Transactions. Under these regulations, a U.S. Shareholder (i) who disposes of Shares and recognizes a loss with respect to such disposition in excess of certain thresholds, or (ii) whose distributive share of a Fund loss under Section 165 of the Code exceeds such thresholds, would be required to report the loss on IRS Form 8886 (Reportable Transaction

Statement). The applicable loss threshold is $10 million is any single taxable year or $20 million in any combination of taxable years for corporations, and $2 million in any single taxable year or $4 million in any combination of taxable years for most partnerships, individuals, S corporations or trusts. However, in the case of an individual or a trust, if the loss is with respect to certain foreign currency transactions, the reporting threshold is reduced to $50,000 in any taxable year. You should consult with your own tax advisor regarding any tax filing and reporting obligation that may apply in connection with acquiring, owning and disposing of Shares.

Non-U.S. Shareholders

Each Fund and underlying Master Fund will conduct its activities in such a manner that a non-U.S. Shareholder who is not otherwise carrying on a trade or business in the United States will not be considered to be engaged in a trade or business in the United States as a result of an investment in the Shares of a Fund. A non-U.S. Shareholder’s share of the interest income realized by a Master Fund on its holdings of U.S. Treasury Bills will be exempt from U.S. withholding tax provided the non-U.S. Shareholder certifies on IRS Form W-BEN (or other applicable form) that such holder is not a U.S. person, provides name and address information and otherwise satisfies applicable documentation requirements.

Non-U.S. Shareholders will not be subject to U.S. federal income tax on gains realized on the sale of Shares of a Fund or on such holder’s share of the Fund’s and the Master Fund’s gains. However, in the case of an individual non-U.S. Shareholder, such Shareholder will be subject to U.S. federal income tax on gains on the sale of Shares or such Shareholder’s distributive share of gains if such Shareholder is present in the United States for 183 days or more during a taxable year and certain other conditions are met.

Non-U.S. Shareholders that are individuals will be subject to U.S. federal estate tax on the value of U.S. situs property owned at the time of their death (unless a statutory exemption or tax treaty exemption applies). It is unclear whether partnership interests (such as the Shares of a Fund or interests in its Master Fund) will be considered United States situs property. Accordingly, non-U.S. Shareholders may be subject to U.S. federal estate tax on all or part of the value of the Shares owned at the time of their death.

Non-U.S. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Shares.

Regulated Investment Companies

Changes made to the Code in 2004 allow RICs to invest up to 25% of their assets in “qualified PTPs” and to treat net income derived from such investments as qualifying income under the income source test applicable to entities seeking to qualify for the special tax treatment available to RICs under the Code. In addition, under these new rules, interests in a qualified PTP are treated as issued by such PTP and a RIC is not required to look through to the underlying partnership assets when testing compliance with the asset diversification tests applicable to RICs under the Code. Each Fund anticipates that it will qualify as a qualified PTP for any taxable year in which its underlying Master Fund realizes sufficient gross income from its commodities futures transactions. However, qualification of a Fund as a qualified PTP depends on performance of the underlying Master Fund for the particular tax year and there is no assurance that it will qualify in a given year or that future results of any Index will conform to prior experience. Additionally, there is, to date, no regulatory guidance on the application of these rules, and it is possible that future guidance may adversely affect qualification of a Fund or Master Fund as a qualified PTP. In a 2005 revenue ruling, the IRS has clarified that derivative contracts owned by a RIC that provide for a total-return exposure on a commodity index will not produce qualifying income for purposes of the RIC qualification rules. The IRS interpretation set forth in such rulings, however, does not adversely affect the Funds’ ability to be treated as a qualified PTP for purposes of applying the RIC qualification rules. RIC investors are urged to monitor their investment in the Fund and consult with a tax advisor concerning the impact of such an investment on their compliance with the income source and asset diversification requirements applicable to RICs. Each Fund will make available on the Managing Owner’s website periodic tax information designed to enable RIC investors in its Shares to make a determination as to the Fund’s status under the qualified PTP rules.

Tax-Exempt Organizations

An organization that is otherwise exempt from U.S. federal income tax is nonetheless subject to taxation with respect to its “unrelated business taxable income,” or UBTI. Except as noted below with respect to certain categories of exempt income, UBTI generally includes income or gain derived (either directly or through a partnership) from a trade or business, the conduct of which is substantially unrelated to the exercise or performance of the organization’s exempt purpose or function.

UBTI generally does not include passive investment income, such as dividends, interest and capital gains, whether realized by the organization directly or indirectly through a partnership (such as the Funds and Master Funds) in which it is a partner. This type of income is exempt, subject to the discussion of “unrelated debt-financed income” below, even if it is realized from securities trading activity that constitutes a trade or business.

UBTI includes not only trade or business income or gain as described above, but also “unrelated debt-financed income.” This latter type of income generally consists of (1) income derived by an exempt organization (directly or through a partnership) from income producing property with respect to which there is “acquisition indebtedness” at any time during the taxable year and (2) gains derived by an exempt organization (directly or through a partnership) from the disposition of property with respect to which there is acquisition indebtedness at any time during the twelve-month period ending with the date of the disposition.

All of the income realized by a Fund or its Master Fund is expected to be short-term or long-term capital gain income, interest income or other passive investment income of the type specifically exempt from UBTI as discussed above. None of the Funds or Master Funds will borrow funds for the purpose of acquiring or holding any investments or otherwise incur “acquisition indebtedness” with respect to such investments. Therefore, a tax-exempt entity purchasing Shares of a Fund would not incur any UBTI by reason of its investment in the Shares or upon sale of such Shares provided that such tax-exempt entity does not borrow funds for the purpose of investing in the Shares.

Certain State and Local Taxation Matters

Prospective Shareholders should consider, in addition to the U.S. federal income tax consequences described, potential state and local tax considerations in investing in the Shares.

State and local laws often differ from U.S. federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit. A Shareholder’s distributive share of the taxable income or loss of a Fund generally will be required to be included in determining its reportable income for state and local tax purposes in the jurisdiction in which the Shareholder is a resident. Each Master Fund may conduct business in one or more jurisdictions that will subject a Shareholder to tax (and require a Shareholder to file an income tax return with the jurisdiction in respect to the Shareholder’s share of the income derived from that business.) A prospective Shareholder should consult its tax adviser with respect to the availability of a credit for such tax in the jurisdiction in which the Shareholder is resident.

None of the Master Funds should be subject to the New York City unincorporated business tax because such tax is not imposed on an entity that is primarily engaged in the purchase and sale of securities for its “own account.” By reason of a similar “own account” exemption, it is also expected that a nonresident individual U.S. Shareholder should not be subject to New York State personal income tax with respect to his or her share of income or gain recognized by any Fund. A nonresident individual U.S. Shareholder will not be subject to New York City earnings tax on nonresidents with respect to his or her investment in any Fund. New York State and New York City residents will be subject to New York State and New York City personal income tax on their income recognized in respect of Shares. Because each Master Fund may conduct its business, in part, in New York City, corporate U.S. Shareholders generally will be subject to the New York franchise tax and the New York City general corporation tax by reason of their investment in a Fund, unless certain exemptions apply. However, pursuant to applicable regulations, non-New York corporate U.S. Shareholders not otherwise subject to New York State franchise tax or New York City general corporation tax should not be subject to these taxes solely by reason of investing in shares based on qualification of a Fund as a “portfolio investment partnership” under applicable rules. No ruling from the New York State Department of Taxation and Finance or the New York City Department of Finance has been, or will be, requested regarding such matters.

Backup Withholding

Each Fund is required in certain circumstances to backup withhold on certain payments paid to noncorporate shareholders of Shares who do not furnish the Fund with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

Shareholders should be aware that certain aspects of the U.S. federal, state and local income tax treatment regarding the purchase, ownership and disposition of Shares are not clear under existing law. Thus, Shareholders are urged to consult their own tax advisers to determine the tax consequences of ownership of the Shares in their particular circumstances, including the application of United States federal, state, local and foreign tax laws.

Prospective investors are urged to consult their tax advisers before deciding whether to invest in the Shares.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PowerShares DB Multi-Sector Commodity Trust

By:	DB Commodity Services LLC,
its Managing Owner

By:	/s/ Kevin Rich
	Name:	Kevin Rich
	Title:	Managing Director, Chief Executive Officer
and Principal Financial Officer

By:	/s/ Gregory S. Collett
	Name:	Gregory S. Collett
	Title:	Director and Chief Operating Officer

PowerShares DB Energy Fund, a series of PowerShares DB Multi-Sector Commodity Trust

By:	DB Commodity Services LLC,
its Managing Owner

By:	/s/ Kevin Rich
	Name:	Kevin Rich
	Title:	Managing Director, Chief Executive Officer
and Principal Financial Officer

By:	/s/ Gregory S. Collett
	Name:	Gregory S. Collett
	Title:	Director and Chief Operating Officer

PowerShares DB Oil Fund, a series of PowerShares DB Multi-Sector Commodity Trust

By:	DB Commodity Services LLC,
its Managing Owner

By:	/s/ Kevin Rich
	Name:	Kevin Rich
	Title:	Managing Director, Chief Executive Officer
and Principal Financial Officer

By:	/s/ Gregory S. Collett
	Name:	Gregory S. Collett
	Title:	Director and Chief Operating Officer

PowerShares DB Precious Metals Fund, a series of PowerShares DB Multi-Sector Commodity Trust

By:	DB Commodity Services LLC,
its Managing Owner

By:	/s/ Kevin Rich
	Name:	Kevin Rich
	Title:	Managing Director, Chief Executive Officer
and Principal Financial Officer

By:	/s/ Gregory S. Collett
	Name:	Gregory S. Collett
	Title:	Director and Chief Operating Officer

PowerShares DB Gold Fund, a series of PowerShares DB Multi-Sector Commodity Trust

By:	DB Commodity Services LLC,
its Managing Owner

By:	/s/ Kevin Rich
	Name:	Kevin Rich
	Title:	Managing Director, Chief Executive Officer
and Principal Financial Officer

By:	/s/ Gregory S. Collett
	Name:	Gregory S. Collett
	Title:	Director and Chief Operating Officer

PowerShares DB Silver Fund, a series of PowerShares DB Multi-Sector Commodity Trust

By:	DB Commodity Services LLC,
its Managing Owner

By:	/s/ Kevin Rich
	Name:	Kevin Rich
	Title:	Managing Director, Chief Executive Officer
and Principal Financial Officer

By:	/s/ Gregory S. Collett
	Name:	Gregory S. Collett
	Title:	Director and Chief Operating Officer

PowerShares DB Base Metals Fund, a series of PowerShares DB Multi-Sector Commodity Trust

By:	DB Commodity Services LLC,
its Managing Owner

By:	/s/ Kevin Rich
	Name:	Kevin Rich
	Title:	Managing Director, Chief Executive Officer
and Principal Financial Officer

By:	/s/ Gregory S. Collett
	Name:	Gregory S. Collett
	Title:	Director and Chief Operating Officer

PowerShares DB Agriculture Fund, a series of PowerShares DB Multi-Sector Commodity Trust

By:	DB Commodity Services LLC,
its Managing Owner

By:	/s/ Kevin Rich
	Name:	Kevin Rich
	Title:	Managing Director, Chief Executive Officer
and Principal Financial Officer

By:	/s/ Gregory S. Collett
	Name:	Gregory S. Collett
	Title:	Director and Chief Operating Officer

DB Multi-Sector Commodity Master Trust

By:	DB Commodity Services LLC,
its Managing Owner

By:	/s/ Kevin Rich
	Name:	Kevin Rich
	Title:	Managing Director, Chief Executive Officer
and Principal Financial Officer

By:	/s/ Gregory S. Collett
	Name:	Gregory S. Collett
	Title:	Director and Chief Operating Officer

DB Energy Master Fund, a series of DB Multi-Sector Commodity Master Trust

By:	DB Commodity Services LLC,
its Managing Owner

By:	/s/ Kevin Rich
	Name:	Kevin Rich
	Title:	Managing Director, Chief Executive Officer
and Principal Financial Officer

By:	/s/ Gregory S. Collett
	Name:	Gregory S. Collett
	Title:	Director and Chief Operating Officer

DB Oil Master Fund, a series of DB Multi-Sector Commodity Master Trust

By:	DB Commodity Services LLC,
its Managing Owner

By:	/s/ Kevin Rich
	Name:	Kevin Rich
	Title:	Managing Director, Chief Executive Officer
and Principal Financial Officer

By:	/s/ Gregory S. Collett
	Name:	Gregory S. Collett
	Title:	Director and Chief Operating Officer

DB Precious Metals Master Fund, a series of DB Multi-Sector Commodity Master Trust

By:	DB Commodity Services LLC,
its Managing Owner

By:	/s/ Kevin Rich
	Name:	Kevin Rich
	Title:	Managing Director, Chief Executive Officer
and Principal Financial Officer

By:	/s/ Gregory S. Collett
	Name:	Gregory S. Collett
	Title:	Director and Chief Operating Officer

DB Gold Master Fund, a series of DB Multi-Sector Commodity Master Trust

By:	DB Commodity Services LLC,
its Managing Owner

By:	/s/ Kevin Rich
	Name:	Kevin Rich
	Title:	Managing Director, Chief Executive Officer
and Principal Financial Officer

By:	/s/ Gregory S. Collett
	Name:	Gregory S. Collett
	Title:	Director and Chief Operating Officer

DB Silver Master Fund, a series of DB Multi-Sector Commodity Master Trust

By:	DB Commodity Services LLC,
its Managing Owner

By:	/s/ Kevin Rich
	Name:	Kevin Rich
	Title:	Managing Director, Chief Executive Officer
and Principal Financial Officer

By:	/s/ Gregory S. Collett
	Name:	Gregory S. Collett
	Title:	Director and Chief Operating Officer

DB Base Metals Master Fund, a series of DB Multi-Sector Commodity Master Trust

By:	DB Commodity Services LLC,
its Managing Owner

By:	/s/ Kevin Rich
	Name:	Kevin Rich
	Title:	Managing Director, Chief Executive
Officer and Principal Financial Officer

By:	/s/ Gregory S. Collett
	Name:	Gregory S. Collett
	Title:	Director and Chief Operating Officer

DB Agriculture Master Fund, a series of DB Multi-Sector Commodity Master Trust

By:	DB Commodity Services LLC,
its Managing Owner

By:	/s/ Kevin Rich
	Name:	Kevin Rich
	Title:	Managing Director, Chief Executive Officer
and Principal Financial Officer

By:	/s/ Gregory S. Collett
	Name:	Gregory S. Collett
	Title:	Director and Chief Operating Officer

Date: February 20, 2008